EXHIBIT 10.1


                                                               [CONFORMED COPY]


                              LIQUIDITY AGREEMENT


         THIS LIQUIDITY AGREEMENT (this "Agreement"), dated as of June 26, 2001, by and between H. J. HEINZ COMPANY (the "Lender"), a Pennsylvania corporation, and H. J. HEINZ FINANCE COMPANY (the "Borrower"), a Delaware corporation, provides:

                                  WITNESSETH:

         WHEREAS, the Borrower may want to borrow funds in U.S. dollars from time to time to meet its obligations and the Lender is willing to make loans to the Borrower from time to time, up to a maximum aggregate principal amount of $400,000,000 at any one time outstanding, subject to the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties, the Lender and the Borrower, intending to be legally bound, agree as follows:

1.   Loans.

         1.1 Subject to the terms and conditions of this Agreement, the Lender agrees to make loans (each, a "Loan" and collectively, the "Loans") to the Borrower from time to time on and after the date hereof and before the Maturity Date (defined below) in an aggregate principal amount under this Agreement and under the Note (defined below), not to exceed $400,000,000 at any one time outstanding, or such other aggregate amount as may be agreed upon in writing by the Lender and the Borrower from time to time.


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         1.2 The obligation of the Lender to make the Loans in such aggregate amount (as the same may from time to time be increased or reduced pursuant to the provisions of this Agreement) is called its "Commitment". The period during which the Commitment is outstanding is called the "Commitment Period". The date on which any Loan is made is called a "Borrowing Date". During the Commitment Period, the Borrower may utilize the Commitment (as then in effect) by borrowing in accordance with the terms and provisions of this Agreement.

         1.3 Each Loan shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $100,000.

2. Note. The obligation of the Borrower to repay the aggregate unpaid principal amount of the Loans, with interest as described below, shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A (the "Note"), with appropriate insertions, payable to the order of the Lender. The principal amount of each Loan, the date of making such Loan, each payment of principal and the unpaid interest accrued on each Loan, shall be determined from the records of the Lender. The Lender's records shall be presumptively conclusive as to the accuracy of such information. The Note shall be dated the date hereof, shall mature on the Maturity Date and shall bear interest from the Borrowing Date of the first Loan on the principal balance due from time to time on the Note at the rates and payable on the date provided in this Agreement.

3. Procedures. The Borrower may borrow under the Commitment during the Commitment Period on any Business Day. The Borrower shall give the Lender written notice by electronic mail at least two Business Days prior to the


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Borrowing Date specifying the principal amount of the Loan and the Borrowing
Date. On satisfaction of the condition set forth in Section 15 with respect to the initial Loan, and the conditions in Section 14 with respect to all Loans, the amount of each Loan shall be made available to the Borrower on the Borrowing Date by crediting such amount to an account designated by the Borrower in writing.

4.   Interest on Loans.

         4.1 Each Loan shall bear interest on the unpaid principal amount at a floating rate of interest per annum (the "Interest Rate") equal to the applicable London Interbank Rate plus 1.00%. "London Interbank Rate" shall mean, with respect to any Interest Period (defined below), (a) the London Interbank Offered Rate for U.S. dollar deposits for a period comparable to such Interest Period appearing on the Bloomberg screen page BBAM (or such other page as may replace such page on such service, or on another service designated by the British Bankers' Association, for the purpose of displaying the rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market) as of 11:00 a.m., London time, on the date that is two London Business Days prior to the first day of such Interest Period, (b) if such method for determining the London Interbank Offered Rate shall not be available, the parties shall agree on a substitute method for such determination on such day, or (c) if such agreement is not reached on such day, a rate, for such Interest Period reasonably determined by the Lender as the rate then being paid by first-class banking organizations in the London interbank market for deposits of an amount equal to the principal amount of the relevant Loan and with a maturity comparable to such Interest Period.


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         4.2 Each Loan shall have consecutive Interest Periods of three months or such other period as may be agreed on in writing by the Lender and the Borrower, the first Interest Period for each Loan to begin on the applicable Borrowing Date and each succeeding Interest Period to begin on the date of expiration of the then current Interest Period for such Loan. Notwithstanding the foregoing:

          (a) If any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding day that is a Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

          (b) No Interest Period may extend beyond the Maturity Date.

          (c) Any Interest Period beginning on a day that has no numerically corresponding day in the calendar month during which such Interest Period is to end shall end on the last Business Day of such calendar month.

5. Payment of Interest. Interest on each Loan shall be paid on each January 15, April 15, July 15 and October 15 (or if not a Business Day on the next succeeding Business Day and interest shall be payable at the applicable rate during such extension), until the principal amount of the Loan has been repaid or prepaid, and shall be payable on the date of repayment or prepayment, as applicable, of the unpaid principal amount of such Loan.

6. Computation of Interest. Interest on Loans shall be calculated on the basis of a 360-day year for the actual number of days elapsed.


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7. Post Maturity Interest. After the Maturity Date or the date on which the
Loans shall otherwise become due and payable, each Loan shall bear interest, payable on demand, at a rate per annum (on the basis of a 360-day year for the actual number of days elapsed) equal to the sum of (a) the Interest Rate as of the date on which the unpaid principal amount shall become due and payable and
(b) 2.00%.

8. Optional Prepayments. The Borrower shall have the right at any time, on at least three Business Days' notice, to prepay the Loans, in whole or in part, without premium or penalty. The notice shall specify the Loans to be prepaid and the date and amount of the prepayment. Such notice shall be irrevocable and on such notice being given the payment amount shall be due and payable on the date specified, together with interest accrued to such date on the amount prepaid and the amounts required by Section 10, where applicable. Partial prepayments shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $100,000.

9. Method of Payment. The payment or prepayment by the Borrower of the principal amount of and interest on each Loan shall be made to the Lender in lawful money of the United States and in immediately available funds, at the office and to an account designated by the Lender in writing.

10. Compensation for Losses. If the Borrower makes a prepayment under Section 8 on a day other than the last day of an Interest Period, the Borrower shall pay to the Lender, on the Lender's demand, an amount that will compensate the Lender for any loss or expense incurred as a result of any such prepayment in respect of funds obtained for the purpose of maintaining such Loan (but not for any loss of profit in respect of any such prepayment).


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11. Facility Fee. The Borrower shall pay a facility fee to the Lender in consideration for providing this liquidity facility. The fee shall be payable within 10 days of the beginning of each of the Borrower's fiscal quarters and shall be equal to 1/4 of 1.00% (.0025) of the greatest amount of the unused Commitment at any time during the Borrower's immediately preceding fiscal quarter.

12. Unavailability. If at any time the Lender shall have determined in good faith that the making or maintenance of the Loans has been made impracticable or unlawful because of compliance by the Lender in good faith with any law or the administration thereof by any official body charged with the interpretation or administration thereof or because U.S. dollar deposits in the amount and maturity of the Loans are not generally available in the London Eurodollar interbank market, then the Lender shall promptly give the Borrower notice thereof and the obligation to continue the Loans shall terminate. The Borrower shall then prepay the Loans, such prepayment to become due (a) in the case of impracticability on the last day of the Interest Period in effect at the time the notice of impracticability is given and (b) in the case of illegality, on the last day of the last Interest Period to end prior to the effectiveness of the applicable change in law or such earlier date as may be required by the relevant law or regulation.

13. Representations and Warranties. The Borrower represents and warrants to the Lender that:

         13.1 The Borrower has been duly organized and is an existing corporation, in good standing under the laws of Delaware and has all requisite power and authority under such law to own its property and to carry on its business as now being conducted.


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         13.2 The Borrower has full power and authority to enter into this
Agreement, to issue the Note and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary action, and do not contravene any provision of the Borrower's certificate of incorporation or bylaws. No consent or approval of any governmental or administrative authority, instrumentality or agency that has not been obtained is required as a condition to the validity of this Agreement or the Note.

         13.3 This Agreement constitutes, and the Note when issued and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of the Borrower enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

14. Conditions For All Loans. The obligation of the Lender to make each Loan is subject to the following conditions precedent being satisfied at the time of each such Loan:

         14.1 There shall exist no Event of Default (defined below) provided that the Borrower need not have complied with or be in compliance with the covenant set forth in Section 16.5 with respect to any Loan if the proceeds of the Loan are to be used solely to pay taxes of the Borrower or any of its consolidated subsidiaries, as certified in writing by the Borrower to the Lender.


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         14.2 The representations and warranties contained in Section 13 shall be true with the same effect as though such representations and warranties had been made at the time of the Loan.

         14.3 The Lender shall have received a certificate dated the Borrowing Date of such Loan and signed by an officer of the Borrower confirming the satisfaction of the conditions set forth in this Section 14.

15. Additional Condition of Initial Loan. The obligation of the Lender to make its initial Loan is subject to the Lender having received the Note duly executed and delivered by the Borrower.

16. Borrower Covenants . Until payment in full of the Note and performance of all other obligations of the Borrower:

         16.1 The Borrower will furnish to the Lender such financial information, reports or statements as the Lender may reasonably request.

         16.2 The Borrower will preserve and keep in full force and effect its existence in its jurisdiction of organization and will not directly or indirectly sell, lease or otherwise dispose of all or substantially all of its properties or assets or consolidate with or merge or convert into any other person, or permit any other person to consolidate or merge with it except for other affiliates of H. J. Heinz Company.

         16.3 The Borrower will permit the Lender to have one or more of its officers or employees, or any other persons designated by the Lender and acceptable to the Borrower, visit the Borrower's offices to discuss the Borrower's affairs, finances and accounts with appropriate officers of the Borrower.


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                                      -9-


         16.4 The Borrower will comply with all statutes, regulations, orders and other regulatory requirements the noncompliance with which would materially and adversely affect its ability to conduct its business.

          16.5 The Borrower will not permit its Borrower Capital (defined below) at any time to be less than zero.

         16.6 The Borrower shall not issue any preferred stock without the prior written consent of the Lender and shall comply with all the terms and conditions of any such preferred stock and any agreement pursuant to which such preferred stock is issued, sold or delivered; provided, however, it shall not be necessary to obtain the Lender's prior written consent to the Borrower's issuance of 3,250 shares of Voting Cumulative Preferred Stock, Series A, on or about the date hereof (the "Series A Preferred Stock").

         16.7 The Borrower shall not use the proceeds of any of the Loans to make distributions or redemption payments with respect to securities that rank junior to the Series A Preferred Stock.

17. Events Of Default. If any of the following events (each, an "Event of Default") shall have occurred and be continuing, Section 19 shall apply:

         17.1 If default shall be made in the due and punctual payment of the principal amount of the Note, when and as the same shall become due and payable, whether at the maturity thereof, by acceleration, by notice of prepayment or otherwise, and such default shall have continued for three Business Days.

         17.2 If default shall be made in the due and punctual payment of any other payment due hereunder and such default shall have continued for 15 Business Days following notice to the Borrower of non-payment.


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         17.3 If any representation or warranty made by the Borrower in this
Agreement or any certificate or financial information provided under this Agreement shall prove to have been false or misleading in any material respect on the date as of which made.

         17.4 If default shall be made by the Borrower in the performance of or compliance with the covenants set forth in Section 16.5 and such default shall not have been remedied within 10 days after notice of the occurrence thereof.

         17.5 If default shall be made by the Borrower in the performance of or compliance with any other material term contained in this Agreement and such default shall not have been remedied within 30 days after written notice thereof, specifying such default and requiring it to be remedied, shall have been given to the Borrower by the Lender.

         17.6 If there shall occur any event or condition resulting in the acceleration of the maturity of any Material Debt (defined below) or if there is any failure to pay the aggregate principal amount of any Material Debt at final maturity (or within any period of grace or forbearance), provided, that such failure to pay at maturity (including any period of grace or forbearance) shall have continued for a period 30 days or more.

         17.7 If an involuntary case or other proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any applicable Federal or State bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law now or hereafter in effect or seeking the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of it or any


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substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed, or an order or decree approving or ordering any of the foregoing shall be entered and continued unstayed and in effect, in any such event, for a period of 60 days.

         17.8 If the Borrower shall commence a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or shall consent to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or if it shall file a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower or any substantial part of its property, or shall make an assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action.

18. Consequences. If there is an Event of Default, then and in any such event the Lender may at its option, exercised by written notice given at any time (unless all Events of Default shall have previously been remedied) to the Borrower, declare the Note to be due and payable. The Note shall then mature and become payable, together with interest accrued thereon, without the necessity of any presentment, demand, protest or further notice, all of which are hereby waived by the Borrower; provided, that on the happening of any event specified in Sections 17.7 and 17.8 above all amounts owing hereunder and


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under the Note shall automatically become immediately due and payable, all without declaration or any notice to the Borrower.

19. No Set-off. The Borrower hereby waives, and agrees that it will not seek to avoid payment of the Note in whole or in part by exercising, any right of set-off it may assert or possess whether created by contract, statute or otherwise. Any agreement between the Borrower and the Lender shall be deemed amended hereby to the extent necessary so as not to be inconsistent with the provisions of this Agreement with respect to the obligations of the Borrower hereunder.

20. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings.

         "Borrower Capital" means, on any date, the consolidated net worth of the Borrower and its consolidated subsidiaries as shown on the Borrower's consolidated financial statements prepared in accordance with generally accepted accounting principles at such date.

         "Borrowing Date" has the meaning specified in Section 1.2.

          "Business Day" means any day on which commercial banks are open for domestic and international business (including dealings in dollar deposits) in New York City.

         "Commitment" has the meaning specified in Section 1.2.

         "Commitment Period" has the meaning specified in Section 1.2.

         "Fixed Interest Rate" has the meaning specified in Section 4.


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         "Floating Interest Rate" has the meaning specified in Section 4.

         "Loan" has the meaning specified in Section 1.

         "London Business Day" means any day on which commercial banks are open for domestic and international business (including dealings in dollar deposits) in London.

         "Material Debt" means any loan, note, bond, debenture or other similar evidence of indebtedness for money borrowed (other than the Note) of the Borrower or a subsidiary, arising in one or more related or unrelated transactions in any aggregate principal amount exceeding $25,000,000.

         "Maturity Date" means July 31, 2009, or if such day is not a Business Day, the next succeeding day that is a Business Day.

         "Note" has the meaning specified in Section 2.

         "Person" means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

21. Expenses. The Borrower agrees, in the case of an Event of Default, to pay all reasonable expenses incurred by the Lender in connection with the enforcement of any provision of this Agreement and the collection of the Note.

22. Cumulative Rights and No Waiver. Each and every right granted to the Lender under this Agreement, or under any other document delivered in connection with this Agreement, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lender to exercise, and no delay in exercising, any right will operate as a waiver,


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nor will any single or partial exercise of any right preclude any other or future exercise of such right or the exercise of any other right.

23. Amendments. This Agreement may only be amended in a writing executed by the Lender and the Borrower.

24. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and permitted assigns.

25. Assignment. Neither the Borrower nor the Lender may assign any of its rights or delegate any of its obligations hereunder or under the Note without the prior written consent of the other party. Any assignment purported to be made in contravention of this Section shall be null and void.

26. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

27. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, and all the counterparts shall together constitute one and the same instrument.

28. Governing Law. This Agreement and the Note shall be governed by and construed in accordance with the laws of Pennsylvania, without giving effect to principles of conflict of laws.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first above written.

H. J. HEINZ COMPANY                         H. J. HEINZ FINANCE COMPANY

By: /s/ Edward J. McMenamin                 By: /s/ Leonard A. Cullo, Jr.
Name:   Edward J. McMenamin                 Name:   Leonard A. Cullo, Jr.
Title:  Vice President -Finance             Title:  Treasurer

                                                                      Exhibit A

                                      NOTE


                                                                  June 26, 2001

         H. J. Heinz Finance Company, a Delaware corporation (the "Borrower"), for value received, hereby promises to pay to the order of H. J. Heinz Company, (the "Lender"), at the office of the Lender at 600 Grant Street, 60th Floor, Pittsburgh, Pennsylvania, in lawful money of the United States, on the Maturity Date (as defined in the Agreement specified below), the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Agreement (defined below). The Borrower promises to pay interest on the unpaid principal amount of such Loan on the dates and at the rate or rates provided for in the Agreement.

         All Loans made by the Lender and all repayments of the principal shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence such information with respect to each such Loan then outstanding may be endorsed by the Lender on the attached schedule, or on a continuation of such schedule attached to and made a part hereof, provided that the failure of the Lender to make any such recordation or endorsement or any error in any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Agreement.

         Except as provided in the Agreement, if this Note becomes due and payable on a day which is not a Business Day (as defined in the Agreement), the


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maturity hereof shall be extended to the next succeeding Business Day, and interest shall be payable at the applicable rate during such extension.

         Except as provided in the Agreement, the Borrower waives presentment, demand, protest or other notice of any kind.

         This Note is the Note referred to in a Liquidity Agreement dated as of the date hereof between the Borrower and the Lender (the "Agreement"), and is entitled to the benefits provided therein. This Note is subject to prepayment in whole or in part and its maturity is subject to acceleration upon the terms provided in the Agreement. This Note may not be transferred, assigned, sold or pledged without the prior written consent of the Borrower, except as provided for in the Agreement.

                                               H. J. HEINZ FINANCE COMPANY

                                               By:_____________________________
                                               Name:___________________________
                                               Title:__________________________

                        LOANS AND PAYMENTS OF PRINCIPAL


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        Date                Amount of              Amount of           Notation
                               Loan                Principal           Made By
                                                    Repaid
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